EXHIBIT 1-a

                            UNDERWRITING AGREEMENT
                               (Debt Securities)


                                                            _____________, 200_


Morgan Stanley
1585 Broadway
New York, New York  10036

Dear Sirs:

         We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Morgan Stanley, a Delaware corporation (the "Company"), proposes to issue and sell $ aggregate principal amount of % Notes Due (the "Offered Securities"). The Offered Securities are to be issued pursuant to the provisions of the [Senior Debt Indenture] [Subordinated Debt Indenture].

         Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate principal amount of the Offered Securities set forth below opposite their names at a purchase price of % of the principal amount thereof, plus accrued interest, if any, from , 200_ to the date of payment and delivery (the "Purchase Price").

                                                                  Number of
                                                             Offered Securities
Underwriter                                                    To Be Purchased
-----------                                                  ------------------

[Morgan Stanley DW Inc.]................................
[Morgan Stanley & Co. Incorporated].....................
[Insert syndicate list].................................

                                                             ------------------
Total...................................................
                                                             ==================

         The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 a.m. (New York time) on ________________, 200_, or at such other time, not later than 5:00 p.m. (New York time) on ________________, 200_, as shall be designated by us. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

         The Offered Securities shall have the terms set forth in the Prospectus dated , 200_, and the Prospectus Supplement dated , 200_, including the following:

Terms of Offered Securities

         Maturity Date:

         Interest Rate:

         Redemption Provisions:

         Interest Payment Dates:  _________________,

                  commencing ___________ (Interest accrues from ____________)

         Form and Denomination:

         Ranking:

         Other Terms:

         Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

         Except as set forth below, all provisions contained in the document entitled Morgan Stanley Underwriting Agreement Standard Provisions (Debt Securities, Warrants, Purchase Contracts and Units) dated ________________, 2003 (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

         Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                      Very truly yours,

                                      [MORGAN STANLEY DW INC.]

                                      [MORGAN STANLEY & CO. INCORPORATED]

                                      [Name of other Lead Managers]

                                      On behalf of themselves and the other
                                         Underwriters named herein

                                      By:  MORGAN STANLEY & CO. INCORPORATED

                                      By: ___________________________________
                                          Name:
                                          Title:

Accepted as of the date hereof:

MORGAN STANLEY

By: ___________________________________
    Name:
    Title:

                             UNDERWRITING AGREEMENT
                                   (Warrants)


                                                               __________, 200_


MORGAN STANLEY
1585 Broadway
New York, New York  10036

Dear Sirs:

         We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Morgan Stanley, a Delaware corporation (the "Company"), proposes to issue and sell [number and title of warrants] Warrants (the "Offered Securities"). The Offered Securities are to be issued pursuant to the provisions of a Warrant Agreement (the "Warrant Agreement") dated as of between the Company and [name of Warrant Agent], as Warrant Agent.

         Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate number of Offered Securities set forth below opposite their names at a purchase price of per Offered Security, (the "Purchase Price").

                                                                  Number of
                                                             Offered Securities
Underwriter                                                    To Be Purchased
-----------                                                  ------------------

[Morgan Stanley DW Inc.]................................
[Morgan Stanley & Co. Incorporated].....................
[Insert syndicate list].................................

                                                             ------------------
Total...................................................
                                                             ==================

         The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 a.m. (New York time) on ________________, 200_, or at such other time, not later than 5:00 p.m. (New York time) on ________________, 200_, as shall be designated by us. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

         The Offered Securities shall have the terms set forth in the Prospectus dated ________________, 200_, and the Prospectus Supplement dated ________________, 200_, including the following:

Terms of Offered Securities

         Designation of the Series of Warrants: [Call] [Put] Warrants

         Warrant Property:

         Aggregate Number of Warrants:

         Price to Public:

         Warrant Exercise Price:

         Dates upon which Warrants may be exercised:

         Expiration Date:

         Form:

         Currency in which exercise payments shall be made:

         Minimum number of Warrants exercisable by any holder on any day:

         Maximum number of Warrants exercisable on any day:
               [In the aggregate] [By any beneficial owner]

         Formula for determining Cash Settlement Value:

         Exchange Rate (or method of calculation):

         Exchange on which Warrants are to be listed:

         Other Terms:

         [Specify procedures for purchase and delivery of bearer Warrants.]

         Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

         Except as set forth below, all provisions contained in the document entitled Morgan Stanley Underwriting Agreement Standard Provisions (Debt Securities, Warrants, Purchase Contracts and Units) dated ________________,
2003 (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this

Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

         Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                      Very truly yours,

                                      [MORGAN STANLEY DW INC.]

                                      [MORGAN STANLEY & CO. INCORPORATED]

                                      [Name of other Lead Managers]

                                      On behalf of themselves and the other
                                         Underwriters named herein

                                      By:  MORGAN STANLEY & CO. INCORPORATED

                                      By: ___________________________________
                                          Name:
                                          Title:

Accepted as of the date hereof:

MORGAN STANLEY

By: ___________________________________
    Name:
    Title:

                             UNDERWRITING AGREEMENT
                         (Prepaid Purchase Contracts(*))


                                                               __________, 200_


MORGAN STANLEY
1585 Broadway
New York, New York  10036

Dear Sirs:

         We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Morgan Stanley, a Delaware corporation (the "Company"), proposes to issue and sell [number and title of prepaid purchase contracts] Purchase Contracts (the "Offered Securities"). The Offered Securities are to be issued pursuant to the provisions of the [Senior Debt Indenture] [Subordinated Debt Indenture].

         Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate number of Offered Securities set forth below opposite their names at a purchase price of per Offered Security, (the "Purchase Price").

                                                                  Number of
                                                             Offered Securities
Underwriter                                                    To Be Purchased
-----------                                                  ------------------

[Morgan Stanley DW Inc.]................................
[Morgan Stanley & Co. Incorporated].....................
[Insert syndicate list].................................

                                                             ------------------
Total...................................................
                                                             ==================

         The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 a.m. (New York time) on ________________, 200_, or at such other time, not later than 5:00 p.m. (New York time) on ________________, 200_, as shall be


--------
    (*)  For cash-settled pre-paid purchase contracts issued under an indenture.

designated by us. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

         The Offered Securities shall have the terms set forth in the Prospectus dated , 200_, and the Prospectus Supplement dated , 200_, including the following:

Terms of Offered Securities

         Designation of the Series of Purchase Contracts: [Purchase][Sale]
               Purchase Contracts

         Purchase Contract Property:

         Aggregate Number of Purchase Contracts:

         Price to Public:

         Settlement Date:

         [Purchase/Sale] Price of Purchase Contract Property:

         Form:

         Other Terms:

         Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

         Except as set forth below, all provisions contained in the document entitled Morgan Stanley Underwriting Agreement Standard Provisions (Debt Securities, Warrants, Purchase Contracts and Units) dated ________________, 2003 (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

         Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                      Very truly yours,

                                      [MORGAN STANLEY DW INC.]

                                      [MORGAN STANLEY & CO. INCORPORATED]

                                      [Name of other Lead Managers]

                                      On behalf of themselves and the other
                                         Underwriters named herein

                                      By:  MORGAN STANLEY & CO. INCORPORATED

                                      By: ___________________________________
                                          Name:
                                          Title:

Accepted as of the date hereof:

MORGAN STANLEY

By: ___________________________________
    Name:
    Title:

                             UNDERWRITING AGREEMENT
                                    (Units)


                                                               __________, 200_


MORGAN STANLEY
1585 Broadway
New York, New York  10036

Dear Sirs:

         We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Morgan Stanley, a Delaware corporation (the "Company"), proposes to issue and sell [number and title of units] Units (the "Offered Securities") consisting of [$ aggregate principal amount of % Notes Due ___________] [number and title of Warrants] [number and title of Purchase Contracts] [___________ shares of its ___% Cumulative Preferred Stock, par value $.01 per share, stated value $_____ per share] [___________ shares of its common stock, par value $.01 per share] [$ aggregate principal amount of [name of issuer and title of debt obligations]. The Offered Securities are to be issued pursuant to the provisions of a Unit Agreement (the "Unit Agreement") dated as of [___________ ] among the Company, JPMorgan Chase Bank, as Agent, and the holders from time to time of the Units. [The Notes [and the Prepaid Purchase Contracts treated as indebtedness] included in the Offered Securities will be issued pursuant to the [specify the indenture].] [The Warrants included in the Offered Securities will be issued pursuant to the Warrant Agreement] [The Purchase Contracts [(other than the Prepaid Purchase Contracts treated as indebtedness)] included in the Offered Securities will be issued pursuant to the Unit Agreement.]

         Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate number of Offered Securities set forth below opposite their names at a purchase price of per Offered Security, plus accrued interest, if any, from to the date of payment and delivery (the "Purchase Price").

                                                                  Number of
                                                             Offered Securities
Underwriter                                                    To Be Purchased
-----------                                                  ------------------

[Morgan Stanley DW Inc.]................................

[Morgan Stanley & Co. Incorporated].....................
[Insert syndicate list].................................

                                                             ------------------
Total...................................................
                                                             ==================

         The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 a.m. (New York time) on ________________, 200_, or at such other time, not later than 5:00 p.m. (New York time) on ________________, 200_, as shall be designated by us. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

         The Offered Securities shall have the terms set forth in the Prospectus dated ________________, 200_, and the Prospectus Supplement dated ________________, 200_, including the following:

Terms of Units

         [Describe linkage/de-linkage of securities comprised by Units]

         Other Terms:

Terms of Debt Securities

         Maturity Date:

         Interest Rate:

         Redemption Provisions:

         Interest Payment Dates:  _________________, commencing
               ____________ (Interest accrues from ____________)

         Form and Denomination:

         Ranking:

         Other Terms:

Terms of Warrants

         Designation of the Series of Warrants: [Call] [Put] Warrants

         Warrant Property:

         Aggregate Number of Warrants:

         Warrant Exercise Price:

         Dates upon which Warrants may be exercised:

         Expiration Date:

         Form:

         Currency in which exercise payments shall be made:

         Minimum number of Warrants exercisable by any holder on any day:

         [Maximum number of Warrants exercisable on any day:
               [In the aggregate] [By any beneficial owner]]

         Formula for determining Cash Settlement Value:

         Exchange Rate (or method of calculation):

         Other Terms:

Terms of Purchase Contracts

         Designation of the Series of Purchase Contracts: [Purchase][Sale]
               Purchase Contracts

         Purchase Contract Property:

         Aggregate Number of Purchase Contracts:

         Price to Public:

         Settlement Date:

         [Purchase/Sale] Price of Purchase Contract Property:

         Form:

         Other Terms:

Terms of Preferred Stock

         Number of Shares per Unit:

         Dividends:

         Rate:

         Redemption Provisions:

         [Conversion/Exchange Provisions:]

         Other Terms:

Terms of Common Stock

         Number of Shares per Unit:

         Other Terms:

Terms of debt obligations of other entities

         [Specify issuer, title and quantity]

         Other Terms:

         Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

         Except as set forth below, all provisions contained in the document entitled Morgan Stanley Underwriting Agreement Standard Provisions (Debt Securities, Warrants, Purchase Contracts and Units) dated ________________, 2003 (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security or comprised by an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

         Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                      Very truly yours,

                                      [MORGAN STANLEY DW INC.]

                                      [MORGAN STANLEY & CO. INCORPORATED]

                                      [Name of other Lead Managers]

                                      On behalf of themselves and the other
                                         Underwriters named herein

                                      By:  MORGAN STANLEY & CO. INCORPORATED

                                      By: ___________________________________
                                          Name:
                                          Title:

Accepted as of the date hereof:

MORGAN STANLEY

By: ___________________________________
    Name:
    Title:

                                 MORGAN STANLEY

                             UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS

           (DEBT SECURITIES, WARRANTS, PURCHASE CONTRACTS AND UNITS)


                                     , 2003


         From time to time, Morgan Stanley, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

         The Company proposes to issue from time to time (a) its debt securities ("Debt Securities"),(1) (b) warrants to purchase or sell (i) securities issued by the Company or by an entity affiliated or not affiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (ii) currencies or (iii) commodities (collectively, the "Warrants") and (c) purchase contracts ("Purchase Contracts") requiring the holders thereof to purchase or sell (i) securities issued by the Company or by an entity affiliated or not affiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (ii) currencies or (iii) commodities. Any combination of Debt Securities, Purchase Contracts, Warrants, shares of the Company's preferred stock ("Preferred Stock"), shares of the Company's common stock, par value $.01 per share ("Common Stock"), and debt obligations issued by an entity affiliated or not affiliated with the Company may be offered in the form of Units ("Units"). As used herein, the term "Debt Securities" includes prepaid Purchase Contracts issued under an indenture.


-------------
     (1) This includes Debt Securities convertible into the Company's common stock, par value $0.01 per share (the "Convertible Debt Securities"). Common stock issuable upon conversion are hereafter referred to as the "Underlying Securities." Specific additional provisions relating to Convertible Debt Securities will be referenced in footnotes.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to the Debt Securities, Warrants, Purchase Contracts, Units, Common Shares and Preferred Shares (collectively, the "Securities") and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), specifically relating to the Securities offered pursuant to this Agreement (the "Offered Securities"). The term "Registration Statement" means the registration statement as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus relating to the Securities included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The term "Contract Securities" means the Offered Securities, if any, to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

         1. Representations and Warranties. The Company represents and warrants to each of the Underwriters as of the date of the Underwriting Agreement that:

         (a) The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

         (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this
Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information concerning any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to those parts of the Registration Statement that constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the trustees referred to in the Registration Statement.

         (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

         (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

         (e) This Agreement has been duly authorized, executed and delivered by the Company.

         (f) Each of the Amended and Restated Senior Indenture dated as of May 1, 1999 (as may be supplemented or amended from time to time, the "Senior Debt Indenture"), and the Amended and Restated Subordinated Indenture dated as of May 1, 1999 (as may be supplemented or amended from time to time, the "Subordinated Debt Indenture"), has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (g) The warrant agreement for Warrants (the "Warrant Agreement"), if any, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (h) The unit agreement for Units (the "Unit Agreement"), if any, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (i) The Offered Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the relevant Indenture, the Warrant Agreement or the Unit Agreement, as the case may be, and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of Contract Securities, and (B) upon exercise of the Warrants to purchase or sell Debt Securities (the "Debt Warrants"(2)) pursuant to the Warrant Agreement, will be entitled to the benefits of the relevant Indenture, the Warrant Agreement or the Unit Agreement, as the case may be, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.(3)


--------------
     (2) The term "Debt Warrants" includes Warrants to purchase or sell Debt Securities that will be issued at a later date.

     (3) For issuances of Convertible Debt Securities, add additional representations and warranties by the Company to the Underwriting Agreement including, but not limited to: (i) the Common Stock outstanding prior to the issuance of the Securities has been duly authorized and are validly issued, fully paid and non-assessable; (ii) the Underlying Securities have been duly authorized and reserved, and, when issued upon conversion of the Convertible Debt Securities in accordance with the terms of the Convertible Debt Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any (continued...)

         (j) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Senior Debt Indenture, the Subordinated Debt Indenture, the Offered Securities, any Delayed Delivery Contracts, any certificate of designation relating to Preferred Shares filed in connection with the sale of Offered Securities (the "Certificate of Designation"), the Warrant Agreement and the Unit Agreement, if any, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Senior Debt Indenture, the Subordinated Debt Indenture, the Offered Securities, any Delayed Delivery Contract, the Certificate of Designation, if any, the Warrant Agreement and the Unit Agreement, if any, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities; provided, however, that no representation is made as to whether the purchase of the Offered Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

-----------------
(...continued) preemptive or similar rights; and (iii) there are no persons with registration or other similar rights granted by the Company to require that any of the Company's equity or debt securities be registered for sale under the Registration Statement or included in the offering, except for such rights as have been duly waived. For issuances of Units that include Common Shares or Preferred Stock of the Company, add additional representations and warranties by the Company to the Underwriting Agreement including, but not limited to: (i) the [Common Shares/Preferred Shares] issued as part of the Unit have been duly authorized by the Company and, when such shares are issued and delivered as contemplated by the terms of the Underwriting Agreement, such shares will be validly issued, fully paid and non-assessable, and the issuance of such shares is not subject to any preemptive or similar rights and (ii) the Common Shares outstanding prior to the issuance of the Units have been duly authorized by the Company and are validly issued, fully paid and non-assessable.

         Analogous provisions will be added for Warrants exercisable for, or Purchase Contracts settled by delivery of, Common Shares.

         (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the date of the Underwriting Agreement).

         (m) There are no legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

         (n) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied as to form when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

         (o) The Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will not be required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         (p) Each of the Company and its consolidated subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

         (q) Morgan Stanley DW Inc. is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

         (r) Morgan Stanley & Co. Incorporated is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. 2. Delayed Delivery Contracts. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

         If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; and such reduction shall be applied to the commitment of each Underwriter pro rata in the proportion that the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement bears to the aggregate number of Offered Securities, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

         3. Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

         4. Purchase and Delivery. Except as otherwise provided in this Section 4, payment for the Underwriters' Securities shall be made to the Company in immediately available funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

         Delivery on the Closing Date of any Underwriters' Securities (i) that are Debt Securities in bearer form or are Units that contain Debt Securities in bearer form shall be effected by delivery of a single temporary global Security without coupons (the "Temporary Global Security") evidencing the Offered Securities that are or include Debt Securities in bearer form and (ii) that are Warrants (including Debt Warrants) in bearer form or are Units that (a) contain Warrants in bearer form and (b) contain no other Debt Securities in bearer form shall be effected only by delivery of a single permanent global Warrant (the "Global Warrant") evidencing the Offered Securities that are or include Warrants in bearer form,(4) in each case to a common depositary for Euroclear Bank, S.A./N.V., as operator of the Euroclear System (the "Euroclear Operator"), and for Clearstream Banking, societe anonyme ("Clearstream"), for credit to the respective accounts at the Euroclear Operator or Clearstream of each Underwriter or to such other accounts as such Underwriter may direct. Any Temporary Global Security or Global Warrant shall be delivered to the Manager not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Temporary Global Security or Global Warrant, as the case may be, by the method and in the form set forth herein. The Company shall cause global and, if applicable, definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Temporary Global Security in such manner and at such time as may be provided in or pursuant to the Senior Debt Indenture or the Subordinated Debt Indenture, as the case may be; provided, however, that the Temporary Global Security shall be exchangeable for other Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus. Warrants (including Debt Warrants) in bearer form shall be evidenced only by a Global Warrant until their expiration.

         5. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the following conditions:6

         (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date,

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and


---------------
     (4) Upon issuance of Warrants in bearer form or Units that contain any such Warrants, the form of any security issuable upon exercise of any Warrant will be modified, as necessary, consistent with this paragraph.

     (5) For issuances of Convertible Debt Securities or Units that include Common Shares, include condition that "lock-up" agreements, substantially in the form of Exhibit A hereto, between the Managers and certain executive officers and directors of the Company relating to sales and certain disposition of shares of Common Stock or certain other securities, shall be delivered to the Managers on or before the first date of the public offering of the Securities (the "Pricing Date"), and shall be in full force and effect on the Closing Date. A Company "lock-up" provision should be included in the Underwriting Agreement.

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its consolidated subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the execution and delivery of the Underwriting Agreement), that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

         (b) The Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

         The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

         (c) The Manager shall have received on the Closing Date an opinion of Sidley Austin Brown & Wood LLP, outside counsel to the Company, or of other counsel satisfactory to the Manager and who may be an officer of the Company, dated the Closing Date, to the effect that:

                (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                (ii) each of Morgan Stanley DW Inc., Discover Bank, Morgan Stanley & Co. Incorporated and Morgan Stanley International Incorporated (the "Material Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                (iii) each of the Company and its Material Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                (iv) each of the Senior Debt Indenture and the Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                (v) the Warrant Agreement, if any, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                (vi) the Unit Agreement, if any, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                (vii) the Offered Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the relevant Indenture, the Warrant Agreement and the Unit Agreement, as the case may be, and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities and (B) upon exercise of the Debt Warrants pursuant to the Warrant Agreement, will be entitled to the benefits of the relevant Indenture, the Warrant Agreement and the Unit Agreement, as the case may be, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;(6)

                (viii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                (ix) the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their respective terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                (x) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Senior Debt Indenture, the Subordinated Debt Indenture, the Offered Securities, any Delayed Delivery Contracts, the Certificate of Designation, if any, the Warrant Agreement and the Unit Agreement, if any, will not contravene any provisions of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its


------------
     (6) For issuance of Convertible Debt Securities, the Underwriting Agreement will provide that the Managers shall also receive opinions delivered pursuant to Sections 5(c) and 5(d), as appropriate, to the effect that the Underlying Securities have been duly authorized and reserved, and, when issued upon conversion of the Convertible Debt Securities in accordance with the terms of the Convertible Debt Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights. For issuances of Units that include Common Shares or Preferred Shares of the Company, the Underwriting Agreement will provide that the Managers also receive opinions delivered pursuant to Sections 5(c) and 5(d), as appropriate, to the effect that the [Common Shares/Preferred Shares] issued as part of the Unit have been duly authorized by the Company and, when such shares are issued and delivered as contemplated by the terms of the Underwriting Agreement, such shares will be validly issued, fully paid and non-assessable, and the issuance of such shares is not subject to any preemptive or similar rights.

         consolidated subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval or authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Senior Debt Indenture, the Subordinated Debt Indenture, the Offered Securities, any Delayed Delivery Contract, the Certificate of Designation, if any, the Warrant Agreement and the Unit Agreement, if any, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities; provided, however, that such counsel need not express an opinion as to whether the purchase of the Offered Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or
         Section 4975 of the Internal Revenue Code of 1986, as amended;

                (xi) the statements (1) in the Prospectus under the captions "Description of Debt Securities," "Description of Warrants," "Description of Purchase Contracts," "Description of Units" and "Description of Capital Stock," as the case may be, and "Plan of Distribution," (2) in the Registration Statement under Item 15, (3) in "Item 3. Legal Proceedings" of the most recent annual report on Form 10-K incorporated by reference in the Prospectus and (4) in "Item 1. Legal Proceedings" of Part II of the quarterly reports on Form 10-Q, if any, filed since such annual report and incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                (xii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated by reference as required;

                (xiii) the Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                (xiv) such counsel is of the opinion ascribed to it in the Prospectus Supplement under the caption "United States Federal Taxation"; and

                (xv) such counsel (1) believes that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) has no reason to believe that any part of the Registration Statement (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes Forms T-1) on the date such part became effective contained, and the Registration Statement (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief, and except for the part of the Registration Statement that constitutes Forms T-1) as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
         (3) believes that the Registration Statement and Prospectus (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (4) has no reason to believe that the Prospectus (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) The Manager shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (iv), (v), (vi), (vii),
(viii), (ix) and (xi) (but only as to statements in the Prospectus under "Description of Debt Securities," "Description of Warrants," "Description of Purchase Contracts," "Description of Units" and "Description of Capital Stock," as the case may be, and "Plan of Distribution"), and clauses (2), (3) and (4) of subparagraph (xv) of paragraph (c) above.

         With respect to subparagraph (xv) of paragraph (c) above, if such opinion is given by counsel who is also an officer of the Company, such counsel may state that his or her opinion and belief are based upon his or her participation, or the participation of someone under his or her supervision, in the preparation of the Registration Statement and Prospectus and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to subparagraph (xv) of paragraph (c) above, Davis Polk & Wardwell and, if Sidley Austin Brown & Wood LLP is giving such opinion, Sidley Austin Brown & Wood LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

         The opinion of Sidley Austin Brown & Wood LLP, or any other outside counsel to the Company, described in paragraph (c) above shall be rendered to the Manager at the request of the Company and shall so state therein.

         (e) The Manager shall have received on the Closing Date8 a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the Company's independent auditors, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus; provided that each letter so furnished shall use a "cut-off date" no more than three business days prior to the date of such letter.

         6. Covenants of the Company. In further consideration of the agreements of the Underwriters contained herein, the Company covenants as follows:

         (a) To furnish the Manager, without charge, a conformed copy of the Registration Statement (including exhibits and all amendments thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

         (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

         (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of counsel for the Underwriters it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus, satisfactory in all respects to the Manager, so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law and to cause such amendments or supplements to be filed promptly with the Commission.

         (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualifications for as long as the Manager shall reasonably request.

         (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of the Underwriting Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the first fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

         (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company, warrants, purchase contracts or units substantially similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

         (g) Whether or not any sale of Offered Securities is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the

-------------
     (7) For issuance of Convertible Debt Securities or Units that include Common Shares or Preferred Shares, the Manger shall receive on the date of the Underwriting Agreement, in addition to the Closing Date, a "comfort letter" from the Company's independent auditors.

preparation, issuance and delivery of the Offered Securities, (iii) the fees and disbursements of the Company's counsel and accountants and of the trustees and their counsel, (iv) the qualification of the Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any Blue Sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Offered Securities,
(viii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (ix) all document production charges of counsel to the Underwriters (but not including their fees for professional services in connection with the preparation of this Agreement) and (x) any filing fees in connection with any review of the offering of the Offered Securities by the National Association of Securities Dealers, Inc.

         7. Covenants of the Underwriters. (a) Each of the several Underwriters represents and agrees with the Company that:

                (i) except to the extent permitted under U.S. Treas. Reg.
         Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (i) it has not offered or sold, and during the restricted period will not offer or sell, Debt Securities in bearer form (including any Debt Security in global form that is exchangeable for Debt Securities in bearer form) to a person who is within the United States or its possessions or to or for the account of a United States person and (ii) it has not delivered and will not deliver within the United States or its possessions definitive Debt Securities in bearer form that are sold during the restricted period;

                (ii) it has, and throughout the restricted period will have, in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Securities in bearer form are aware that such Debt Securities may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

                (iii) if it is a United States person, it is acquiring the Debt Securities in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Securities in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

                (iv) if it transfers to any affiliate Debt Securities in bearer form for the purpose of offering or selling such Debt Securities during the restricted period, it will either (a) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (i), (ii) and (iii) above or (b) repeat and confirm the representations and agreements contained in clauses (i), (ii) and (iii) above on such affiliate's behalf and obtain from such affiliate the authority to so obligate it;

                (v) it will obtain for the benefit of the Company the representations and agreements contained in clauses (i), (ii), (iii) and (iv) above from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(4) for the offer or sale during the restricted period of Debt Securities in bearer form; and

                (vi) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Securities may be offered, sold, resold or delivered.

         The restricted period is defined at U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(7). The term "Debt Securities in bearer form," as used in the preceding paragraph, includes Units containing Debt Securities in bearer form. All other terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules.

         (b) Each of the several Underwriters represents and agrees with the Company that:

                (i) except to the extent permitted under the D Rules, (i) it has not offered or sold Debt Warrants in bearer form to a person who is within the United States or its possessions or to or for the account of a United States person and (ii) it will not offer or sell Debt Warrants in bearer form at any time to a person who is within the United States or its possessions or to a United States person;

                (ii) it has in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Warrants in bearer form are aware that such Debt Warrants may not be offered or sold at any time to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

                (iii) if it is a United States person, it is acquiring the Debt Warrants in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Warrants in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

                (iv) if it transfers to any affiliate Debt Warrants in bearer form for the purpose of offering or selling such Debt Warrants, it will either (a) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (i),
         (ii) and (iii) above or (b) repeat and confirm the representations and agreements contained in clauses (i), (ii) and (iii) above on such affiliate's behalf and obtain from such affiliate the authority to so obligate it;

                (v) it will obtain for the benefit of the Company the representations and agreements contained in clauses (i), (ii), (iii) and (iv) above from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(4) for the offer or sale of Debt Warrants in bearer form; and

                (vi) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Warrants may be offered, sold, resold or delivered.

         As used in the preceding paragraph, the term "Debt Warrants in bearer form" includes Units containing Debt Warrants in bearer form. All other terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules.

         8. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or allegedly untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities, any person controlling such Underwriter or any affiliate of such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company by such Underwriter in writing through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there were to be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         To the extent the indemnification provided for in the first or second paragraph in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters in respect thereof, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective amounts of Offered Securities purchased by each of such Underwriters and not joint. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         9. Termination. This Agreement shall be subject to termination by notice given by the Manager to the Company if, after the execution and delivery of the Underwriting Agreement and prior to the Closing Date, (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States or, in the event of a global offering, in any relevant foreign jurisdiction shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets (or, if the relevant Offered Securities are denominated in a currency other than U.S. dollars, any change in currency exchange rates or controls) or any calamity or crisis that, in the judgment of the Manager, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the judgment of the Manager, impracticable or inadvisable to proceed with the offer, sale or delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus.

         10. Defaulting Underwriters. If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase on such date, and the aggregate amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names above bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Offered Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such amount of Offered Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Securities.

         11. Representations and Indemnities to Survive. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Company, its officers and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

         13. Counterparts. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                                                     SCHEDULE I

                           DELAYED DELIVERY CONTRACT

                                                                 ________, 200_

Dear Sirs:

         The undersigned hereby agrees to purchase from Morgan Stanley, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Company's Prospectus dated , 200_ and Prospectus Supplement dated , 200_, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

         The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".

         Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made in immediately available funds at the office of , New York, N.Y., at 10:00 A.M. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

         This agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         If this agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                      Very truly yours,

                                      _______________________________________
                                       (Purchaser)

                                      By: ___________________________________
                                          Name:
                                          Title:
                                          Address

Accepted as of the date hereof:

MORGAN STANLEY

By: ___________________________________
    Name:
    Title:

                PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

         The name and telephone and department of the representative(s) of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows:

                                (Please print.)

                                    Telephone No.
        Name                     (including area code)              Department

---------------------    -------------------------------------   ---------------

---------------------    -------------------------------------   ---------------

---------------------    -------------------------------------   ---------------

---------------------    -------------------------------------   ---------------

                                                                     SCHEDULE A


Securities:
----------







Principal Amounts or Numbers to be Purchased:
--------------------------------------------








Purchase Price:
--------------







Delivery Dates:
--------------

                                                                      EXHIBIT A

                            [FORM OF LOCK-UP LETTER]

                                                               _______ __, 200_

Morgan Stanley & Co. Incorporated
    [Morgan Stanley DW Inc.]
    [Name of other Lead Managers]
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
New York, NY 10036

Dear Sirs:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("MS & Co.") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley, a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters, including MS & Co. (the "Underwriters"), of $_____________ principal amount of the Convertible Debt Securities of the Company (the "Securities"). The Securities will be convertible into shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock").]

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of MS & Co. on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending [90] days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Securities to the Underwriters pursuant to the Underwriting Agreement or
(b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering. In addition, the undersigned agrees that, without the prior written consent of MS & Co. on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending [90] days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.


                                    Very truly yours,

                                    ___________________________________________
                                    (Name)

                                    ___________________________________________
                                    (Address)


                                      A-2